Exhibit 10.4
CREDIT SUPPORT ANNEX
to the Schedule to the
Master Agreement
dated as of May 19, 2008
between

Goldman Sachs	and	DaimlerChrysler Auto Trust 2008-B
Mitsui Marine Derivative
Products, L.P.

(“Party A”)	(“Party B”)
Paragraph 13. Elections and Variables
(a) Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:
With respect to Party A: Not Applicable.
With respect to Party B: Not Applicable.
(b) Credit Support Obligations.
(i)	Delivery Amount, Return Amount and Credit Support Amount.
(A)	“Delivery Amount” has the meaning specified in Paragraph 3(a); provided that “Delivery Amount” shall be calculated as specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on the next Local Business Day following a Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and inserting in lieu thereof the following:

“The "Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of:
i.	the amount by which (a) the Credit Support Amount with respect to Moody’s for such Valuation Date exceeds (b) the Value (determined using the Moody’s Valuation Percentages in Table 4 or 5 (as applicable)) as of such

Valuation Date of the Posted Credit Support held by the Secured Party;
ii.	the amount by which (a) the Credit Support Amount with respect to S&P for such Valuation Date exceeds (b) the Value (determined using the S&P Valuation Percentages as described in Paragraphs 13(b)(ii)(C) and (D) hereof) as of such Valuation Date of the Posted Credit Support held by the Secured Party; provided that, if the S&P Threshold for such Valuation Date is zero and an S&P Second Trigger Ratings Event has occurred and is continuing and 10 or more Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, the definition of Value shall be amended to insert “multiplied by the applicable Valuation Percentage, if any” after the word “thereof” and before the semicolon in clause (i)(A) thereof.”; and

iii.	the amount by which (a) the Credit Support Amount with respect to Fitch for such Valuation Date exceeds (b) the Value (determined using the Fitch Valuation Percentages as described in Paragraphs 13(b)(ii)(E) hereof) as of such Valuation Date of the Posted Credit Support held by the Secured Party.
(B)	“Return Amount” has the meaning specified in Paragraph 3(b); provided that, in the event that Party A elects or is required to post collateral pursuant to a Ratings Event I or a Ratings Event II, “Return Amount” shall be calculated as specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and inserting in lieu thereof the following:

“The “Return Amount” applicable to the Pledgor for any Valuation Date will equal the least of:
i.	the amount by which (a) the Value (determined using the Moody’s Valuation Percentages in Table 4 or 5 (as applicable)) as of such Valuation Date of the Posted Credit Support held by the Secured Party exceeds (b) the Credit Support Amount with respect to Moody’s for such Valuation Date;

ii.	the amount by which (a) the Value (determined using the S&P Valuation Percentages as described in Paragraphs 13(b)(ii)(C) and (D) hereof) as of such Valuation Date of the Posted Credit Support held by the Secured Party exceeds (b) the Credit Support Amount with respect to

S&P for such Valuation Date; provided that, if the S&P Threshold for such Valuation Date is zero and an S&P Second Trigger Ratings Event has occurred and is continuing and 10 or more Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, the definition of Value shall be amended to insert “multiplied by the applicable Valuation Percentage, if any” after the word “thereof” and before the semicolon in clause (i)(A) thereof.”; and

iii.	the amount by which (a) the Value (determined using the Fitch Valuation Percentages in Table 6) as of such Valuation Date of the Posted Credit Support held by the Secured Party exceeds (b) the Credit Support Amount with respect to Fitch for such Valuation Date.
(C)	Paragraph 4(b) is hereby amended by the insertion of the words “(i) in respect of a Transfer pursuant to Paragraph 3(b),” immediately prior to the words “if a demand for” and the insertion of the words “; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the next Local Business Day following the Valuation Date” immediately prior to the period.

(D)	“Credit Support Amount” has the meaning specified below:
i.	with respect to Moody’s (A) if the Moody’s Threshold for such Valuation Date is zero and either (i) a Moody’s Second Trigger Rating Event is not continuing or (ii) a Moody’s Second Trigger Rating Event is continuing but less than 30 Local Business Days have elapsed since such Moody’s Second Trigger Rating Event first occurred, “Credit Support Amount” shall have the meaning specified in Table 1A attached hereto; (B) so long as a Moody’s Second Trigger Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since such Moody’s Second Trigger Rating Event first occurred, “Credit Support Amount” shall have the meaning specified in Table 2A attached hereto; or (C) if the Moody’s Threshold for such Valuation Date is infinity, zero.

ii.	with respect to S&P (A) if the S&P Threshold for such Valuation Date is zero and either (i) an S&P Second Trigger Ratings Event is not continuing or (ii) an S&P Second Trigger Ratings Event is continuing and less than 10 Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, “Credit

Support Amount” shall mean the Secured Party’s Exposure; (B) if the S&P Threshold for such Valuation Date is zero and an S&P Second Trigger Ratings Event has occurred and is continuing and 10 or more Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, “Credit Support Amount” shall mean 125% of the Secured Party’s Exposure; or (C) if the S&P Threshold is infinity, zero.

iii.	with respect to Fitch (A) if the Fitch Threshold for such Valuation Date is zero, “Credit Support Amount” shall mean, for each Transaction to which this Annex relates, of the excess of (1) the sum of (x) 100.0% of Party B’s Exposure for such Valuation Date and (y) the product of the Volatility Buffer (as set out in Table 7) for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date over (2) the Fitch Threshold Amount; or (B) if the Fitch Threshold is infinity, zero.
(ii)	Eligible Collateral.
(A)	with respect to Moody’s (A) if the Moody’s Threshold for such Valuation Date is zero and either (i) a Moody’s Second Trigger Rating Event is not continuing or (ii) a Moody’s Second Trigger Rating Event is continuing but less than 30 Local Business Days have elapsed since such Moody’s Second Trigger Rating Event first occurred, the items specified in Table 4 attached hereto will qualify as “Eligible Collateral” for Party A.

(B)	with respect to Moody’s, so long as a Moody’s Second Trigger Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since such Moody’s Second Trigger Rating Event first occurred, the items specified in Table 5 attached hereto will qualify as “Eligible Collateral” for Party A.

(C)	with respect to S&P, if the S&P Threshold for such Valuation Date is zero and either (i) an S&P Second Trigger Ratings Event is not continuing or (ii) an S&P Second Trigger Ratings Event is continuing and less than 10 Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, (A) the items specified in Table 3 attached hereto will qualify as “Eligible Collateral” for Party A and (B) the Valuation Percentage with respect any item of Eligible Collateral shall equal 100 divided by the Base Overcollateralization Rate for such item of Eligible Collateral specified in Table 3 attached hereto.

(D)	with respect to S&P, if the S&P Threshold for such Valuation Date is zero, and an S&P Second Trigger Ratings Event has occurred and is continuing and 10 or more Local Business Days have elapsed since such S&P Second Trigger Ratings Event first occurred, (A) the items specified in Table 3 attached hereto will qualify as “Eligible Collateral” for Party A and (B) the Valuation Percentage with respect any item of Eligible Collateral shall equal (1) 100 divided by (2) the Base Overcollateralization Rate for such item of Eligible Collateral specified in Table 3 attached hereto * 1.25.

(E)	with respect to Fitch, if the Fitch Threshold for such Valuation Date is zero, the items specified in Table 6 attached hereto will qualify as “Eligible Collateral” for Party A.
(iii)	Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: None.

(iv)	Thresholds.
“Independent Amount” means with respect to Party A: None.

“Independent Amount” means with respect to Party B: None.

(A)	“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody’s First Trigger Ratings Event has occurred and is continuing and such Moody’s First Trigger Ratings Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

(B)	“S&P Threshold” means, with respect to Party A and any Valuation Date, if an S&P First Trigger Ratings Event has occurred and is continuing and such S&P First Trigger Ratings Event has been continuing for at least 10 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

(C)	“Fitch Threshold” means, with respect to Party A and any Valuation Date, if a Fitch First Trigger Ratings Event has occurred and is continuing and such Fitch First Trigger Ratings Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

(D)	“Minimum Transfer Amount” means with respect to a party, $100,000, unless the principal amount of the Senior Notes is equal to or less than $50,000,000, in which case the Minimum Transfer Amount with respect to a party shall be $50,000; provided, however, that if an Event of Default has occurred and is continuing with respect to a party, the Minimum Transfer Amount with respect to such party shall be zero.

(E)	Rounding. The Delivery Amount and Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000.

(v)	“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” in the fourth line thereof the words “(assuming, for this purpose only, that Part 5(d) of the Schedule is deleted)” shall be inserted.
(c) Valuation and Timing.
(i)	“Valuation Agent” means Party A.

(ii)	“Valuation Date” means each New York Business Day.

(iii)	“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means no later than 1:00 p.m., New York time, on a Local Business Day; provided, however, that the Valuation Agent will only give notice of its calculations to a party upon request by such party.
(d) Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Event(s) will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A and Party B, Additional Termination Event and Illegality.
(e) Substitution.
(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. The Pledgor is not required to obtain the Secured Party’s consent for any substitutions pursuant to Paragraph 4(d).
(f) Dispute Resolution.
(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)	“Value”. For the purpose of Paragraph 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:
(A)	The Value of Cash will be the face amount thereof, multiplied by the applicable Valuation Percentage.

(B)	With respect to any Treasury Bills, Treasury Notes, Treasury Bonds, Agency Securities (referred to herein as “Securities”), the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Securities chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker on such date, the mean of such high bid and low asked prices as of the day, next preceding such date, on which such quotations were available, plus (II) the accrued interest on such Securities (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (B)) as of such date, multiplied by the applicable Valuation Percentage.
(iii)	“Alternative”. The provisions of Paragraph 5 will apply.
(g) Holding and Using Posted Collateral.
(i)	Eligibility to Hold Posted Collateral; Custodians. Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:
(A)	Party B is not a Defaulting Party.

(B)	No Specified Condition has occurred and is continuing with respect to Party B.

(C)	Posted Collateral is held only in the United States.

(D)	Initially, Party B’s Custodian shall have a Short Term Rating by S&P of at least “A-1” or, if Party B’s Custodian does not have a Short Term Rating by S&P, a Long Term Rating by S&P of at least “A+”.

(E)	If the account provider’s rating falls below “A-1” or “A+” (as applicable), the funds will be transferred within 60 calendar days to another account provider that is rated at least “A-1” or “A+” (as applicable).
Initially, the Custodian for Party B is Citibank, N.A.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply.
(h) Distributions and Interest Amount.
(i)	Interest Rate. The “Interest Rate” will be the rate actually earned and received by the Custodian on Posted Collateral in the form of Cash.

(ii)	Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month (in respect of amounts accrued to the end of the previous calendar month) and on any Local Business Day when the cash collateral is returned in its entirety.

(iii)	Alternative to Interest Amount. Not Applicable.

(i) Other Eligible Support and Other Posted Support.
(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: Not Applicable.
(j) Demands and Notices.
All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:
With respect to Party A:
85 Broad Street
New York, New York 10004
Tel.: (212) 902-1944
Fax: (212) 902-0996
Attn: Swap Operations
E-mail: ficc-swaps-collateral@ny.email.com
With respect to Party B
DaimlerChrysler Auto Trust 2008-B
c/o BNYM (Delaware)
100 White Clay Center, Route 273
P.O. Box 6995
Newark, Delaware 19714
Attention: Corporate Trust Administration
Facsimile: +1 (302) 453-4400
With copies to:
The Bank of New York
101 Barclay Street, 8W
New York, NY 10286
Attention: Asset Backed Securities Unit
email: jbobko@bankofny.com
and

DaimlerChrysler Financial Services Americas LLC
CIMS 405-25-10
27777 Inkster Road
Farmington Hills, MI 48335
Attention: Paul Colenso
Facsimile: +1 (248) 427-4267
and
DaimlerChrysler Financial Services Americas LLC
CIMS 405-25-10
27777 Inkster Road
Farmington Hills, MI 48335
Attention: Q. Gwynn Lam, Assistant General Counsel
Facsimile: +1 (248) 427-2550
(k) Addresses for Transfers.
Party A: To be specified by Party A in writing.
Party B: To be specified by Party B in writing.
(l) Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only Party B, (b) the term “Pledgor” as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.
(m) Expenses. For the avoidance of doubt, Party A shall be responsible for posting and maintaining collateral in accordance with this Credit Support Annex at its own cost.

IN WITNESS WHEREOF the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.

GOLDMAN SACHS MITSUI MARINE DERIVATIVE PRODUCTS, L.P.

By:	GSMMDPGP, Inc.,
General Partner

By:	/s/ Michael J. Rost

Name: Michael J. Rost
Title: Vice President
Date: May 19, 2008

DAIMLERCHRYSLER AUTO TRUST 2008-B,

By:	BNYM (DELAWARE), not in its individual capacity but solely as Owner Trustee

By:	/s/ Kristine K. Gullo

Name: Kristine K. Gullo
Title: Vice President
Date: May 19, 2008

TABLE 1A
CREDIT SUPPORT AMOUNT
DOWNGRADE BY MOODY’S FIRST TRIGGER
“Credit Support Amount” means, with respect to a Valuation Date, an amount equal to either:
(A) The greater of (1) zero and (2) the sum of (a) the MTM and (b) the lesser of (x) 15 multiplied by DV01 and (y) 2% multiplied by the Notional Amount; or
(B) The greater of (1) zero and (2) the sum of (a) the MTM and (b) the Notional Amount multiplied by the amount specified in Table 1B attached hereto.
Party A shall, in its sole discretion, have the option to determine the Credit Support Amount based upon either (A) or (B) above.
“DV01” means an estimate (as determined by the Valuation Agent in good faith and in a commercially reasonable manner with the relevant methodology customarily used by the Valuation Agent) of the change in the Secured Party’s Exposure resulting from a one basis point change in the swap curve.
“MTM” means the Secured Party’s Exposure for that Valuation Date.

TABLE 1B

Weighted Average
Life of Hedge
in Years
Equal to or less than 1	0.15%
Greater than 1 but less than or equal to 2	0.30%
Greater than 2 but less than or equal to 3	0.40%
Greater than 3 but less than or equal to 4	0.60%
Greater than 4 but less than or equal to 5	0.70%
Greater than 5 but less than or equal to 6	0.80%
Greater than 6 but less than or equal to 7	1.00%
Greater than 7 but less than or equal to 8	1.10%
Greater than 8 but less than or equal to 9	1.20%
Greater than 9 but less than or equal to 10	1.30%
Greater than 10 but less than or equal to 11	1.40%
Greater than 11 but less than or equal to 12	1.50%
Greater than 12 but less than or equal to 13	1.60%
Greater than 13 but less than or equal to 14	1.70%
Greater than 14 but less than or equal to 15	1.80%
Greater than 15 but less than or equal to 16	1.90%
Greater than 16 but less than or equal to 17	2.00%
Greater than 17 but less than or equal to 18	2.00%
Greater than 18 but less than or equal to 19	2.00%
Greater than 19 but less than or equal to 20	2.00%
Greater than 20 but less than or equal to 21	2.00%
Greater than 21 but less than or equal to 22	2.00%
Greater than 22 but less than or equal to 23	2.00%
Greater than 23 but less than or equal to 24	2.00%
Greater than 24 but less than or equal to 25	2.00%
Greater than 25 but less than or equal to 26	2.00%
Greater than 26 but less than or equal to 27	2.00%
Greater than 27 but less than or equal to 28	2.00%
Greater than 28 but less than or equal to 29	2.00%
Greater than 29 but less than or equal to 30	2.00%

TABLE 2A
CREDIT SUPPORT AMOUNT
MOODY’S SECOND TRIGGER
“Credit Support Amount” means, with respect to a Valuation Date, an amount equal to either:
(A) The greatest of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date, and (3) the sum of (a) the MTM and (b) the lesser of (x) 50 multiplied by DV01 and (y) 8% multiplied by the Notional Amount; or
(B) The greatest of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date, and (3) the sum of (a) the MTM and (b) the Notional Amount multiplied by the amount specified in Table 2B attached hereto.
Party A shall, in its sole discretion, have the option to determine the Credit Support Amount based upon either (A) or (B) above.
“DV01” means an estimate (as determined by the Valuation Agent in good faith and in a commercially reasonable manner with the relevant methodology customarily used by the Valuation Agent) of the change in the Secured Party’s Exposure resulting from a one basis point change in the swap curve.
“MTM” means the Secured Party’s Exposure for that Valuation Date.

TABLE 2B

Weighted Average
Life of Hedge
in Years
Equal to or less than 1	0.50%
Greater than 1 but less than or equal to 2	1.00%
Greater than 2 but less than or equal to 3	1.50%
Greater than 3 but less than or equal to 4	1.90%
Greater than 4 but less than or equal to 5	2.40%
Greater than 5 but less than or equal to 6	2.80%
Greater than 6 but less than or equal to 7	3.20%
Greater than 7 but less than or equal to 8	3.60%
Greater than 8 but less than or equal to 9	4.00%
Greater than 9 but less than or equal to 10	4.40%
Greater than 10 but less than or equal to 11	4.70%
Greater than 11 but less than or equal to 12	5.00%
Greater than 12 but less than or equal to 13	5.40%
Greater than 13 but less than or equal to 14	5.70%
Greater than 14 but less than or equal to 15	6.00%
Greater than 15 but less than or equal to 16	6.30%
Greater than 16 but less than or equal to 17	6.60%
Greater than 17 but less than or equal to 18	6.90%
Greater than 18 but less than or equal to 19	7.20%
Greater than 19 but less than or equal to 20	7.50%
Greater than 20 but less than or equal to 21	7.80%
Greater than 21 but less than or equal to 22	8.00%
Greater than 22 but less than or equal to 23	8.00%
Greater than 23 but less than or equal to 24	8.00%
Greater than 24 but less than or equal to 25	8.00%
Greater than 25 but less than or equal to 26	8.00%
Greater than 26 but less than or equal to 27	8.00%
Greater than 27 but less than or equal to 28	8.00%
Greater than 28 but less than or equal to 29	8.00%
Greater than 29 but less than or equal to 30	8.00%

TABLE 3
ELIGIBLE COLLATERAL
S&P

Base
Overcollateralization
Eligible Collateral	Rate
Cash	100

U.S. treasuries (current coupon, constant maturity), ‘AAA’ U.S. agencies, ‘AAA’ covered bonds (floating), ‘AAA’ sovereign bonds (floating), ‘AAA’, ‘AA’ credit card ABS (floating), ‘AAA’, ‘AA’ auto ABS (floating), and ‘AAA’ U.S. student loan ABS (floating) with a remaining maturity of less than 5 years	102

U.S. treasuries (current coupon, constant maturity), ‘AAA’ U.S. agencies, ‘AAA’ covered bonds (floating), ‘AAA’ sovereign bonds (floating), ‘AAA’, ‘AA’ credit card ABS (floating), ‘AAA’, ‘AA’ auto ABS (floating), and ‘AAA’ U.S. student loan ABS (floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years	108

‘AAA’ covered bonds (fixed), ‘AAA’ sovereign bonds (fixed), ‘A’ credit card ABS (floating), ‘A’ auto ABS (floating), ‘AAA’ CMBS (floating), ‘AAA’ CDO (floating) ‘AA’, ‘A’ U.S. student loan ABS (floating), and ‘AAA’, ‘AA’ corporate bonds (fixed or floating) with a remaining maturity of less than 5 years	105

‘AAA’ covered bonds (fixed), ‘AAA’ sovereign bonds (fixed), ‘A’ credit card ABS (floating), ‘A’ auto ABS (floating),	115

Base
Overcollateralization
Eligible Collateral	Rate
‘AAA’ CMBS (floating), ‘AAA’ CDO (floating), ‘AA’, ‘A’ U.S. student loan ABS (floating), and ‘AAA’, ‘AA’ U.S. and European corporate bonds (fixed or floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years

‘BBB’ credit card ABS (floating), ‘BBB’ auto ABS (floating), ‘AA’, ‘A’ CDO (floating), ‘BBB’ U.S. student loan ABS (floating), and ‘A’ corporate bonds (fixed or floating) with a remaining maturity of less than 5 years	125

‘BBB’ credit card ABS (floating), ‘BBB’ auto ABS (floating), ‘AA’, ‘A’ CDO (floating), ‘BBB’ U.S. student loan ABS (floating), and ‘A’ corporate bonds (fixed or floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years	140

TABLE 4
ELIGIBLE COLLATERAL
MOODY’S FIRST TRIGGER

Eligible Collateral	Valuation Percentage
U.S. Dollar Cash	100%
EURO Cash	98%
Sterling Cash	98%
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
< 1 Year	100%
1 to 2 Years	100%
2 to 3 Years	100%
3 to 5 Years	100%
5 to 7 Years	100%
7 to 10 Years	100%
10 to 20 Years	100%
> 20 Years	100%
Floating-Rate Negotiable Treasury Debt issued by The U.S. Treasury Department
All Maturities	100%
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
< 1 Year	100%
1 to 2 Years	100%
2 to 3 Years	100%
3 to 5 Years	100%
5 to 7 Years	100%
7 to 10 Years	100%
10 to 20 Years	100%
> 20 Years	100%
Floating-Rate U.S. Agency Debentures -
All Maturities	100%
Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
< 1 Year	98%
1 to 2 Years	98%
2 to 3 Years	98%
3 to 5 Years	98%

Eligible Collateral	Valuation Percentage
5 to 7 Years	98%
7 to 10 Years	98%
10 to 20 Years	98%
> 20 Years	98%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
All Maturities	98%
Fixed-Rate United Kingdom Gilts with Remaining Maturity
< 1 Year	98%
1 to 2 Years	98%
2 to 3 Years	98%
3 to 5 Years	98%
5 to 7 Years	98%
7 to 10 Years	98%
10 to 20 Years	98%
> 20 Years	98%
Floating-Rate United Kingdom Gilts
All Maturities	98%
All other instruments	0% or such higher percentage in respect of which Moody’s has provided a written ratings affirmation

TABLE 5
ELIGIBLE COLLATERAL
MOODY’S SECOND TRIGGER

Eligible Collateral	Valuation Percentage
U.S. Dollar Cash	100%
EURO Cash	93%
Sterling Cash	94%
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
< 1 Year	100%
1 to 2 Years	99%
2 to 3 Years	98%
3 to 5 Years	97%
5 to 7 Years	95%
7 to 10 Years	94%
10 to 20 Years	89%
> 20 Years	87%
Floating-Rate Negotiable Treasury Debt issued by The U.S. Treasury Department
All Maturities	99%
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
< 1 Year	99%
1 to 2 Years	98%
2 to 3 Years	97%
3 to 5 Years	96%
5 to 7 Years	94%
7 to 10 Years	93%
10 to 20 Years	88%
> 20 Years	86%
Floating-Rate U.S. Agency Debentures -
All Maturities	98%
Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
< 1 Year	93%
1 to 2 Years	92%
2 to 3 Years	91%
3 to 5 Years	89%
5 to 7 Years	87%
7 to 10 Years	86%
10 to 20 Years	82%

Eligible Collateral	Valuation Percentage
> 20 Years	80%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
All Maturities	92%
Fixed-Rate United Kingdom Gilts with Remaining Maturity
< 1 Year	93%
1 to 2 Years	92%
2 to 3 Years	91%
3 to 5 Years	90%
5 to 7 Years	89%
7 to 10 Years	88%
10 to 20 Years	84%
> 20 Years	82%
Floating-Rate United Kingdom Gilts
All Maturities	93%
All other instruments	0% or such higher percentage in respect of which Moody’s has provided a written ratings affirmation

TABLE 6
ELIGIBLE COLLATERAL
FITCH’S FIRST TRIGGER

Fitch’s
Eligible Collateral	Valuation Percentages
(A) U.S. Dollar Cash	100%

(B) U.S. Treasury Securities: negotiable debt obligations issued by the U.S. Treasury Department (“Treasuries”) having a fixed rate and a remaining maturity of 1 year or less	99.5%

(C) Treasuries having a fixed and a remaining maturity of greater than 1 year but not more than 10 years	98.2% (1-3yr)
96.6% (3-5 yr)
95.3% (5-7 yr)
93.9% (7-10 yr)

(D) Treasuries having a fixed rate and a remaining maturity of greater than 10 years	92.7%(10-15 yr)

(E) Treasuries having a floating rate	Same as for fixed

TABLE 7
FITCH VOLATILITY BUFFER

Notes’	Remaining Weighted Average Maturity
Rating	(years)
	1	2	3	4	5	6	7	8	9	10
At least “AA-”	0.6%	1.6%	2.6%	3.4%	4.2%	4.8%	5.5%	5.9%	6.4%	7.0%
“A+/A”	0.3%	0.8%	1.3%	1.7%	2.1%	2.9%	2.8%	3.0%	3.3%	3.6%
“A-/BBB+” or lower	0.2%	0.6%	1.0%	1.3%	1.6%	1.9%	2.1%	2.3%	2.5%	2.7%